   EXHIBIT 32(i)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned chief executive officer and chief financial officer of Tricell, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

(a) the report on Form 10-Q for the period ended September 30, 2006 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 21, 2006

/s/ James Reed
James Reed Chief Executive Officer

/s/ Neil Pursell
Neil Pursell Chief Financial Officer